Rule 10f-3 Transactions
November 1, 2016 through April 30, 2017
Reported Transactions


1. The following 10f-3 transaction was effected for the HSBC Total Return Fund Issuer/Security: Republic of Argentina 5.625% due 01/26/2022
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase: $390,000
Aggregate Principal Amount of Offering: $3,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

2.  The following 10f-3 transaction was effected for the
HSBC Emerging Markets Debt Fund
Issuer/Security: Republic of Argentina 5.625% due 01/26/2022
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase: $185,000
Aggregate Principal Amount of Offering: $3,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

3. The following 10f-3 transaction was effected for the HSBC Emerging Markets Debt Fund
Issuer/Security:  Republic of Argentina 6.875% due 01/26/2027
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase:  $150,000
Aggregate Principal Amount of Offering:  $3,750,000,000
Purchase Price:  $99.112
Commission/ Spread/ Profit: N/A

4.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Mattamy Group Corp. 6.875% due 12/15/2023
Date of Purchase:  12/08/2016, 12/13/2016
Date Offering Commenced:  12/08/2016
Name of Broker/Dealer from Whom Purchased: Credit Suisse First Boston
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Credit Suisse, RBC, Wells Fargo, Bank of America, BMO, CIBC, HSBC, National Bk of Canada, Scotia Capital.
Aggregate Principal Amount of Purchase:  $11,000
Aggregate Principal Amount of Offering:  $325,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

5.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Noble Holding 7.75% due 01/15/2024
Date of Purchase:  12/14/2016, 12/28/2016
Date Offering Commenced:  12/14/2016
Name of Broker/Dealer from Whom Purchased: Credit Suisse First Boston Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Barclays, Citigroup, Credit Suisse, DNB NOR, HSBC, JP Morgan, Suntrust, Wells Fargo, BNP Paribas, Mizuho, SMBC Nikkio, Standard Chartered.
Aggregate Principal Amount of Purchase:  $75,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $98.01
Commission/ Spread/ Profit: N/A

6.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Petrobras Global Fin. 6.125% due 01/17/2022
Date of Purchase:  01/09/2017, 01/17/2017
Date Offering Commenced:  01/09/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Bradesco, Citigroup, HSBC, Itau BBA, Morgan Stanley.
Aggregate Principal Amount of Purchase:  $107,000
Aggregate Principal Amount of Offering:  $2,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 0.300%

7.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Republic of Argentina 5.625% due 01/26/2022
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase:  $35,000
Aggregate Principal Amount of Offering:  $3,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

8.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Republic of Argentina 6.875% due 01/26/2027
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase:  $15,000
Aggregate Principal Amount of Offering:  $3,750,000,000
Purchase Price:  $99.112
Commission/ Spread/ Profit: N/A

9.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Cheniere Corp. 5.875% due 03/31/2025
Date of Purchase:  12/05/2016, 12/09/2016
Date Offering Commenced:  12/05/2016
Name of Broker/Dealer from Whom Purchased: Goldman Sachs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Bank of Tokyo, BNP Paribas, Credit Agricole, Credit Suisse, HSBC, ING, JP MOrgan, Lloyds Secs., Merrill Lynch, Mizuho, Morgan STanley, RBC, Scotia Cap., SG Americas, SMBC Nikko,
Standard Chartered, ABN AMRO, CIT Capital, Loop Cap., Raymond James,
Wells Fargo.
Aggregate Principal Amount of Purchase:  $18,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A


10.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Republic of Argentina 5.625% due 01/26/2022
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase:  $150,000
Aggregate Principal Amount of Offering:  $3,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

11.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Republic of Argentina 6.875% due 01/26/2027
Date of Purchase:  01/19/2017, 01/26/2017
Date Offering Commenced:  01/19/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan
Aggregate Principal Amount of Purchase:  $80,000
Aggregate Principal Amount of Offering:  $3,750,000,000
Purchase Price:  $99.112
Commission/ Spread/ Profit: N/A

12.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Bank of America 4.18% due 11/25/2027
Date of Purchase:  11/21/2016, 11/25/2016
Date Offering Commenced:  11/21/2016
Name of Broker/Dealer from Whom Purchased: Bank of America Secs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Merrill Lynch, ANZ, BBVA Secs, BNY Mellon,
Capital One, Credit Agricole, Danske Mkts, Erste Group, HSBC, Huntington Inv., ING Financial, Mitsubishi, Mizuho, NabSecs, Rabo Secs, RBS Secs, Santander, Scotia Cap., SG Americas, Standard Chartered, TD Secs, Unicredit,
Apto Partners, Drexel Hamilton.
Aggregate Principal Amount of Purchase:  $85,000
Aggregate Principal Amount of Offering:  $2,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 0.450%

13.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Bank of America 3.824% due 01/20/2028
Date of Purchase:  01/17/2017, 01/20/2017
Date Offering Commenced:  01/17/2017
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Bank of America, ANZ, BBVA, Danske,HSBV, ING, Lloyds, Mizuho, MUFG, nabSecurities, Natixis, Nykedit, Rabo, RBC, RBS, Santander, Scotia, SG Americas, Standard Chartered, Unicredit, Academy, Samuel Ramirez, Siebert Cisneros, Williams.
Aggregate Principal Amount of Purchase:  $75,000
Aggregate Principal Amount of Offering:  $2,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 0.450%

14.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Cheniere Corp. 5.875% due 03/31/2025
Date of Purchase:  12/05/2016, 12/09/2016
Date Offering Commenced:  12/05/2016
Name of Broker/Dealer from Whom Purchased: Goldman Sachs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Bank of Tokyo, BNP Paribas, Credit Agricole, Credit Suisse, HSBC, ING, JP Morgan, Lloyds Secs., Merrill Lynch, Mizuho, Morgan Stanley, RBC, Scotia Cap., SG Americas, SMBC Nikko,
Standard Chartered, ABN AMRO, CIT Capital, Loop Cap., Raymond James,
Wells Fargo.
Aggregate Principal Amount of Purchase:  $5,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

15.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Citigroup Inc. 2.9% due 12/08/2021
Date of Purchase:  12/01/2016, 12/08/2016
Date Offering Commenced:  12/01/2016
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Citigroup, ABN AMRO, Academy Secs., Blaylock Beal, BMO Cap., Capital One, Castleoak, CL King, Commonwealth Bk Australia,
Credit Suisse, Dankse Mkts, Deutsche Bk., Great Plains, HSBC, ING, Lebenthal, Loop Cap., Mischler Finl, Mizuho, MUFG Secs., Multi-Bank Secs, nabSecs.,
PNC Cap., RBC, Regions Secs, Samuel Ramirez, Scotia Cap, SG Americas, Skandinaviska Enskilda, SMBC Nikko, Suntrust, TD Secs, Unicredit US Bancorp, Wells Fargo.
Aggregate Principal Amount of Purchase:  $50,000
Aggregate Principal Amount of Offering:  $2,550,000,000
Purchase Price:  $99.829
Commission/ Spread/ Profit: 0.325%

16.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Enbridge Inc. 4.25% due 12/01/2026
Date of Purchase:  11/21/2016, 11/29/2016
Date Offering Commenced:  11/21/2016
Name of Broker/Dealer from Whom Purchased: Deutsche Bank
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Barclays, BNP Paribas, Deutsche Bank, Mizuho, MUFG Secs, SMBC Nikko, BB&T, Credit Agricole, HSBC, Loop Cap., SG Americas, Wells Fargo.
Aggregate Principal Amount of Purchase:  $20,000
Aggregate Principal Amount of Offering:  $750,000,000
Purchase Price:  $99.356
Commission/ Spread/ Profit: 0.650%

17.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Enbridge Inc. 6% due 01/15/2077
Date of Purchase:  12/12/2016, 12/19/2016
Date Offering Commenced:  12/12/2016
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Deutsche Bk., HSBC, JP Morgan, Merrill Lynch, Wells Fargo, BNP Paribas, Credit Agricole, Mizuho Secs., MUFG, SMBC. Aggregate Principal Amount of Purchase: $65,000
Aggregate Principal Amount of Offering:  $750,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 1.00%


18.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security: Energy Transfer Partners 5.30% due 04/15/2047
Date of Purchase:  01/11/2017, 01/17/2017
Date Offering Commenced:  01/11/2017
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: BBVA, Credit Suisse, Goldman Sachs, HSBC, Merrill Lynch, Mizuho, MUFG, Natixix,PNC, TD Secs., UBS, US Bancorp, Wells Fargo, Credit Agricole.
Aggregate Principal Amount of Purchase:  $25,000
Aggregate Principal Amount of Offering:  $900,000,000
Purchase Price:  $99.483
Commission/ Spread/ Profit: 0.875%


19.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Ford Motor Company 4.346 due 12/08/2026
Date of Purchase:  12/05/2016, 12/08/2016
Date Offering Commenced:  12/05/2016
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, Citigroup, Credit Suisse, Deusche Bk, Goldman Sachs, JP Morgan, Merrill Lynch, Morgan Stanley, RBC,
Banco de Brasil, BMO Nesbitt ,BNP Paribas, Bradesco, CIBC,Commerzbank, Credit Agricole, HSBC, Lebenthal, Lloyds, Mischler, Mizuho, RBS,
Samuel Ramirez,Scotia, SG Americas, SMBC Nikko, Societe Generale, TD Secs. Aggregate Principal Amount of Purchase: $70,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 0.875%

20.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Mattamy Group Corp.6.875% due 12/15/2023
Date of Purchase:  12/08/2016, 12/13/2016
Date Offering Commenced:  12/08/2016
Name of Broker/Dealer from Whom Purchased:  Credit Suisse First Boston
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Credit Suisse, RBC, Wells Fargo, Bank of America, BMO, CIBC, HSBC, National Bk of Canada,Scotia Capital.
Aggregate Principal Amount of Purchase:  $3,000
Aggregate Principal Amount of Offering:  $325,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

21.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Petrobras Global Fin. 6.125% due 01/17/2022
Date of Purchase:  01/09/2017, 01/17/2017
Date Offering Commenced:  01/09/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Banco Bradesco,Citigroup,HSBC,Itau BBA,
Morgan Stanley.
Aggregate Principal Amount of Purchase:  $70,000
Aggregate Principal Amount of Offering:  $2,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 0.300%

22. The following 10f-3 transaction was effected for the HSBC Emerging Markets Debt Fund
Issuer/Security: Republic of Argentina 5.625% due 01/26/2022 Date of Purchase: 04/07/2017, 04/12/2017
Date Offering Commenced:  04/07/2017
Name of Broker/Dealer from Whom Purchased: Morgan Stanley Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank,HSBC, JP Morgan.
Aggregate Principal Amount of Purchase:  $980,000
Aggregate Principal Amount of Offering:  $3,245,605,000
Purchase Price:  $103.03
Commission/ Spread/ Profit: 0.14%

23.  The following 10f-3 transaction was effected for the
HSBC Emerging Markets Debt Fund
Issuer/Security:  Oman Gov. Int'l. Bond 3.875% due 03/08/2022
Date of Purchase:  03/01/2017, 03/08/2017
Date Offering Commenced:  03/01/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank Muscat, Citigroup, Deutsche Bank,
HSBC, ICBC,JP Morgan, Societe Generale,Standard Chartered.
Aggregate Principal Amount of Purchase:  $200,000
Aggregate Principal Amount of Offering:  $1,000,000,000
Purchase Price:  $99.488
Commission/ Spread/ Profit: N/A

24.  The following 10f-3 transaction was effected for the
HSBC Emerging Markets Debt Fund
Issuer/Security:  State Grid Overseas 3.50% due 05/04/2027
Date of Purchase:  04/26/2017, 05/04/2017
Date Offering Commenced:  04/26/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  ANZ Secs., Bank of America,
Bank of China,
Citigroup,Credit Suisse, Deutsche Bank,
Goldman Sachs, HSBC, ICBC, JP Morgan, Mizuho,Morgan Stanley, UBS.
Aggregate Principal Amount of Purchase:  $200,000
Aggregate Principal Amount of Offering:  $2,350,000,000
Purchase Price:  $99.941
Commission/ Spread/ Profit: N/A

25.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  CDW LLC/CDW Finance 5% due 09/01/2025
Date of Purchase:  02/23/2017, 03/02/2017
Date Offering Commenced:  02/23/2017
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America, Barclays,
Goldman Sachs,
JP Morgan, Morgan Stanley, RBC Capital,
Wells Fargo, Capital One, HSBC, MUFG Secs, US Bancorp
Aggregate Principal Amount of Purchase:  $12,000
Aggregate Principal Amount of Offering:  $600,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 1.00%

26.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Change Health 5.75% due 03/01/2025
Date of Purchase:  02/03/2017, 02/15/2017
Date Offering Commenced:  02/03/2017
Name of Broker/Dealer from Whom Purchased: Goldman Sachs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America, Barclays, Citigroup,
Goldman Sachs, RBC Capital, SunTrust,HSBC, JP Morgan, MUFG Securties. Aggregate Principal Amount of Purchase: $6,000
Aggregate Principal Amount of Offering:  $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

27.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Goodyear Tire & Rubber 4.875% due 03/15/2027
Date of Purchase:  03/02/2017, 03/07/2017
Date Offering Commenced:  03/02/2017
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America, Barclays, Goldman Sachs,
JP Morgan, Morgan Stanley, RBC Capital, Wells Fargo, Capital One, HSBC, MUFG Secs, US Bancorp
Aggregate Principal Amount of Purchase:  $45,000
Aggregate Principal Amount of Offering:  $700,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 1.00%

28.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  'IHS Markit Ltd. 4.75% due 02/15/2025
Date of Purchase:  02/06/2017, 02/09/2017
Date Offering Commenced:  02/06/2017
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: HSBC, JP Morgan, Merrill Lynch, RBC, Wells Fargo, BBVA, RBS, TD Secs., US Bancorp,BNP Paribas, Citizens Capital,
Goldman Sachs, Morgan Stanley, PNC Capital, SMBC Nikko, SunTrust.
Aggregate Principal Amount of Purchase:  $7,000
Aggregate Principal Amount of Offering:  $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

29.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Silgan Holdings 4.75% due 03/15/2025
Date of Purchase:  02/08/2017, 02/13/2017
Date Offering Commenced:  02/08/2017
Name of Broker/Dealer from Whom Purchased: Bank of America Secs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Bank of America, Goldman Sachs, HSBC, Mizuho, Wells Fargo, BMO Cap.,CIBC,MUFG,
PNC, Rabo Secs., RB Int'l.,Scotia Capital, SMBC Nikko, SunTrust, TD secs. Aggregate Principal Amount of Purchase: $28,000
Aggregate Principal Amount of Offering:  $300,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

30.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Transcanada Trust 5.30% due 03/15/2077
Date of Purchase:  02/27/2017, 03/02/2017
Date Offering Commenced:  02/27/2017
Name of Broker/Dealer from Whom Purchased: Deutsche Bank
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Deutsche Bank, Barclays, JP Morgan, Citigroup,Credit Agricole, Credit Suisse, HSBC, Merrill Lynch, Mizuho, SMBC Nikko,Wells Fargo.
Aggregate Principal Amount of Purchase:  $15,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 1.00%

31.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Valeant Pharmaceuticals 6.50% due 03/15/2022 Date of Purchase: 03/09/2017, 03/21/2017
Date Offering Commenced:  03/09/2017
Name of Broker/Dealer from Whom Purchased: Barclays
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Barclays, Citigroup, Deutsche Bank,
DNB Bank,
Goldman Sachs, JP Morgan, Morgan Stanley, RBC, HSBC, TD Secs. Aggregate Principal Amount of Purchase: $4,000
Aggregate Principal Amount of Offering:  $1,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

32.    The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  AMC Entertainment 6.125% due 05/15/2027
Date of Purchase:  03/13/2017, 03/17/2017
Date Offering Commenced:  03/13/2017
Name of Broker/Dealer from Whom Purchased: Citigroup
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America, Barlcays, Citigroup,
Credit Suisse, HSBC.
Aggregate Principal Amount of Purchase:  $33,000
Aggregate Principal Amount of Offering:  $475,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

33.    The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Change Health 5.75% due 03/01/2025
Date of Purchase:  02/03/2017, 02/15/2017
Date Offering Commenced:  02/03/2017
Name of Broker/Dealer from Whom Purchased: Goldman Sachs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America, Barlcays, Citigroup,
Goldman Sachs, RBC Capital, SunTrust, HSBC, JP Morgan, MUFG Secs.
Aggregate Principal Amount of Purchase:  $23,000
Aggregate Principal Amount of Offering:  $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

34.    The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Valeant Pharmaceuticals 6.50% due 03/15/2022
Date of Purchase:  03/09/2017, 03/21/2017
Date Offering Commenced:  03/09/2017
Name of Broker/Dealer from Whom Purchased: Barclays
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Barclays, Citigroup, Deutsche Bank, DNB Bank, Goldman Sachs, JP Morgan, Morgan Stanley, RBC, HSBC, TD Secs.
Aggregate Principal Amount of Purchase:  $17,000
Aggregate Principal Amount of Offering:  $1,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

35.  The following 10f-3 transaction was effected for the HSBC Total
Return Fund
Issuer/Security:  Republic of Argentina 6.25% due 04/22/2019
Date of Purchase:  04/11/2017, 04/17/2017
Date Offering Commenced:  04/11/2017
Name of Broker/Dealer from Whom Purchased: Goldman Sachs
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Banco Santander, BBVA, Citigroup, Deutsche Bank, HSBC, JP Morgan, UBS.
Aggregate Principal Amount of Purchase:  $635,000
Aggregate Principal Amount of Offering:  $2,732,991,000
Purchase Price:  $105.75
Commission/ Spread/ Profit: 0.62%